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Private & confidential

Bank of America Europe DAC	Your ref	United IV
Central Park
Dublin D18 N924	Our ref	JM/AP/CC1474
Ireland
	Contact	John Midgley
Merrill Lynch International		0113 231 3916
2 King Edward Street

London EC1A 1HQ

Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

9 February 2021

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans

In accordance with engagement terms that have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to Bank of America Europe DAC (the “Loan Seller”), Merrill Lynch International and Barclays Bank PLC (the “Joint Lead Managers”) and collectively all addressees of this Data AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans 9 February 2021

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of portfolio of commercial real estate leases

A data file containing details of the commercial real estate leases, entitled “Datatape post audit.xlsx” was made available to us by the Loan Seller on 22 January 2021 (the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on 255 commercial real estate leases including vacant units and relating to 45 commercial properties as shown by the records of the Loan Seller as at 23 December 2020 (the “Cut-off Date”).

Limited procedures as set out in the work programme (the “Work Programme”) attached as Appendix B in connection with the documentation of the commercial real estate leases were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Loan Seller, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Loan Seller, (ii) the physical existence of the commercial real estate leases , (iii) the reliability or accuracy of the documents provided to us by the Loan Seller which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial real estate leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the commercial real estate leases with applicable laws and regulations, or (iv) any other factor or characteristic of the commercial real estate leases that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

2	Findings

The findings from the agreed upon procedures are set out in Appendix A.

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans 9 February 2021

3	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans 9 February 2021

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Document Classification - KPMG Confidential

Appendix A - Details of Errors

Test	Unit ID	Level	Tenant Name	Property Name	Data Attribute	Source	Result	As per Extraction File	As per Source
2	159	Lease	Vacant	Warrington	Tenant Name	Verified Tenancy Schedule	Error	Vacant	Greencore Prepared Meals Ltd
2	168	Lease	Vacant	Warrington	Tenant Name	Verified Tenancy Schedule	Error	Vacant	Greencore Prepared Meals Ltd
1	23	Asset	Vacant	Interplex	Asset Name	Verified Tenancy Schedule	Missing	Interplex	Missing from Verified Tenancy Schedule
1	24 to 25	Asset	Vacant	Mid-Point	Asset Name	Verified Tenancy Schedule	Missing	Mid-Point	Missing from Verified Tenancy Schedule
1	39 to 45	Asset	Vacant	Hawkers Yard	Asset Name	Verified Tenancy Schedule	Missing	Hawkers Yard	Missing from Verified Tenancy Schedule
1	240	Lease	Vacant	Sheffield Business Park	Asset Name	Verified Tenancy Schedule	Missing	Sheffield Business Park	Missing from Verified Tenancy Schedule
1	243	Lease	Vacant	Sheffield Business Park	Asset Name	Verified Tenancy Schedule	Missing	Sheffield Business Park	Missing from Verified Tenancy Schedule
2	23	Asset	Vacant	Interplex	Tenant Name	Verified Tenancy Schedule	Missing	Vacant	Missing from Verified Tenancy Schedule
2	24 to 25	Asset	Vacant	Mid-Point	Tenant Name	Verified Tenancy Schedule	Missing	Vacant	Missing from Verified Tenancy Schedule
2	39 to 45	Asset	Vacant	Hawkers Yard	Tenant Name	Verified Tenancy Schedule	Missing	Vacant	Missing from Verified Tenancy Schedule
2	240	Lease	Vacant	Sheffield Business Park	Tenant Name	Verified Tenancy Schedule	Missing	Vacant	Missing from Verified Tenancy Schedule
2	243	Lease	Vacant	Sheffield Business Park	Tenant Name	Verified Tenancy Schedule	Missing	Vacant	Missing from Verified Tenancy Schedule

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans 9 February 2021

Appendix B: Work Programme

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the services. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures were performed; and we did not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

Findings

Where an individual property or lease fails a procedure in relation to a data attribute, this is classified as one error.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions as provided by the Loan Seller will be assumed to supersede the original documentation.

In comparing data attributes between the data tape and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial real estate loans 9 February 2021

Procedures

	Data attribute	Level	Source	Procedure	Tolerance/ Definition of error
1	Asset Name	Lease	Verified Tenancy Schedule	For each lease check if the data attribute per the Extraction File agrees to the source	For the avoidance of doubt, where the Asset Name is deemed to be substantially correct in the source document, we will not mark these as an error.

2	Tenant Name	Lease	Verified Tenancy Schedule	For each lease check if the data attribute per the Extraction File agrees to the source	For the avoidance of doubt, where the Tenant Name is deemed to be substantially correct in the source document, we will not mark these as an error.

3	Break Date	Lease	Verified Tenancy Schedule	For each non-vacant unit check if the data attribute per the Extraction File agrees to the source

Where the source document is populated with “N/A” and the Extraction File does not have a date populated, we will not mark these as an error.

Where there is no Break Date within the source document, we will consider the End Date in the source document to be the Break Date for testing purposes.

Similarly, where the Break Date is not populated within the Extraction File, we will populate the Break Date with the End Date from the Extraction File for testing purposes.

4	End Date	Lease	Verified Tenancy Schedule	For each non-vacant unit check if the data attribute per the Extraction File agrees to the source	None

5	Headline Rent (GBP)	Lease	Verified Tenancy Schedule	For each non-vacant unit check if the data attribute per the Extraction File agrees to the source	Where the source document or the Extraction File contained aggregated leases, we have tested on an aggregate basis.

6	End of Rent-Free Period	Lease	Verified Tenancy Schedule	For each non-vacant unit check if the data attribute per the Extraction File agrees to the source	None

Document Classification - KPMG Confidential